“Focused manufacturer of engineered lifting equipment” Exhibit 99.2 Manitex International, Inc. Conference Call Third Quarter 2014 November 6th, 2014

Forward Looking Statements &
Non GAAP Measures
“Focused
manufacturer of
engineered lifting
equipment”
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity;
statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,”
“project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,”
and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the
Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See
Manitex’s Third Quarter 2014 Earnings Release on the Investor Relations section of our website
www.manitexinternational.com for a description and/or reconciliation of these measures.

“Focused
manufacturer of
engineered lifting
equipment”
Overview
• Summary
•
Sales of $66.2 million (15.1% increase)
•
Net income of $1.8 million ($0.8 million decrease)
•
EBITDA $4.5 million, 6.8% of sales
•
EPS $0.13 (compared to $0.21 in Q3-2013, but 1.5 million more diluted shares)
• Order intake in Q3-2014 at book to bill of ~1.
• YTD increase in backlog of ~32% to $102.1 million.
• Announced $17 million of new crane orders (additional to 9/30 backlog) over 50% in higher capacities
• Joint Venture with Terex Corp. to operate A.S.V., Inc. Announced October 2014
• Manitex will own 51% of A.S.V.
• 2014 forecast revenues of $128 million for A.S.V.
• Growth expected in 2015 from gradual recovery now underway
• Continue to expect acquisition of PM Group to close in Q4-2014
• 2014 forecast revenues of $106 million in revenues
• Growth expected through expansion of North American distribution

“Focused
manufacturer of
engineered lifting
equipment”
Commercial Overview
• Order demand in the quarter saw pick up in higher capacity crane units, steady conditions in
Europe for CVS and steady activity for material handling equipment in N. America.
• Book to bill ratio of 99.3% in Q3-2014, and 113% YTD.
• Relatively slow growth in N. America, below start of the year expectations and still a long way from the peak of 2007-8. Expect crane market to be down year over year.
• Certain geographies have stronger demand for equipment for energy, but overall still relatively flat. Continue to expect energy developments to pick up in medium term. As of
October 31, N. America rig count year over year increase of 10.4% (280 basis point increase since 6/30/14)  (222 rigs),
• Our European demand remained relatively stable quarter over quarter, but stronger than a year ago.
• In September, completed shipments of military units under existing contracts. Expect ramp up on new contracts to continue progressively in Q4-2014 and into 2015.
• 9/30/14 Backlog of $102.1million (12/31/13, $77.3 million):
• Broad based order book with stronger representation from military forklifts and container handling equipment.
• Higher capacity cranes % in backlog increased 33% from end of Q2-14.
• November 3rd, announced $17 million of new crane orders (additional to 9/30 backlog)
with over 50% in higher capacities

Key Figures - Quarterly
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
Q3-2014 Q3-2013 Q2-2014
Net sales $66,197 $57,521 $68,399
% change in Q3-2014 to prior period
15.1% (3.2%)
Gross profit 10,915 11,201 13,144
Gross margin %
16.5% 19.5% 19.2%
Operating expenses 7,504 6,544 7,966
Net Income 1,768 2,621 2,986
Earnings Per Share $0.13 $0.21 $0.22
Adjusted Ebitda 4,519 5,624 6,293
Adjusted Ebitda % of Sales
6.8% 9.8% 9.2%
Working capital 84,105 71,512 84,392
Current ratio 2.7 2.6 2.5
Backlog $102,056 $96,684 $102,517
% change in Q3-2014 to prior period
5.6% (0.4%)

“Focused
manufacturer of
engineered lifting
equipment”
Q3-2014 Operating Performance
$m $m
Q3-2013 Net income 2.6
Gross profit impact of increased sales of $8.7 million
(2014 sales less 2013 sales at 2013 gross profit % ).
1.7
Impact from decrease in margin
(2014 gross profit % - 2013 gross profit % multiplied by 2014 sales)
(2.0)
Increase in gross profit (0.3)
Operating expenses from acquisitions
Other
(0.7)
(0.2)
Interest / other 0.1
Decrease in tax 0.3
Q3-2014 Net income $1.8

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000
September 30,
2014
December 31,
2013
Working Capital $84,105 $73,873
Days sales outstanding (DSO) 62 53
Days payable outstanding (DPO) 47 45
Inventory turns 2.7 2.9
Current ratio 2.7 2.5
Operating working capital 98,144 86,677
Operating working capital % of annualized LQS 37.1% 33.1%
•Working capital increase Q3-2014 v Q4-2013, of $10.2m: Key factors:
•Trade & Other Receivables $5.5m, Inventory $8.4m, partially offset by reduced cash $1.2m, increased accounts payable $2.7m, short term working capital borrowings $0.5m.
•Increase in finished goods inventory of $0.5, reduction in WIP of $0.1 million offset by increase in components of $7.9 million.
•Working capital ratios: DSO increase from a higher proportion of international sales and timing of payments on military

“Focused
manufacturer of
engineered lifting
equipment”
$000
September
30, 2014
December
31, 2013
Total Cash $4,934 $6,091
Total Debt 54,703 54,201
Total Equity 91,707 84,991
Net capitalization 141,476 133,101
Net debt / capitalization 35.2% 36.1%
Trailing 12 month Adjusted EBITDA $21,759 $21,483
Debt / Adjusted EBITDA x2.5 x2.5
•Increase in debt of $0.5 million from 12/31/13 principally reflects increase in working capital facilities in N.A. ($0.5m).
•Generated $6.4 million in cash from operating activities in Q3-2014.
•N. American revolver facilities, based on available collateral at 9/30/14 was $51.4m.
•N. American revolver unused availability at 9/30/14 of $10.9m.
Debt & Liquidity
• Net capitalization is the sum of debt plus equity minus cash
• Net debt is total debt less cash

Summary
“Focused
manufacturer of
engineered lifting
equipment”
• Q3-2014 results as expected were impacted by a sales mix change. We see this mix improving in Q4-2014 and into 2015 based on the backlog and recent orders received.
• Despite sluggish markets, we have continued with solid order intake in the quarter and year to date. Our diversified products have allowed us to benefit from uptick in general construction and container handling markets.
• Including PM Group and ASV, we enter 2015 anticipating more than
$500 million in revenues and increasing profits.
• We are executing well within the confines of a weak global economy, and will continue to pursue long-term expansion opportunities and optimize our cost structure.